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                                                                     EXHIBIT 24


                                POWER OF ATTORNEY
      Teledyne Technologies Incorporated - 2000 Annual Report on Form 10-K


The undersigned directors and officers of Teledyne Technologies Incorporated, a Delaware corporation ("TDY"), do hereby constitute and appoint John T. Kuelbs and Melanie S. Cibik, or either one of them, our true and lawful attorneys and agents, to execute, file and deliver the Annual Report on Form 10-K of TDY for its 2000 fiscal year ("Form 10-K"), in our name and on our behalf in our capacities as directors and officers of TDY as listed below, and to do any and all acts or things, in our name and on our behalf in our capacities as directors and officers of TDY as listed below, which said attorneys and agents, or either one of them, may deem necessary or advisable to enable TDY to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Form 10-K (including without limitation executing, filing and delivering any amendments to the Form 10-K), and the undersigned do hereby ratify and confirm all that said attorneys and agents, or either one of them, shall do or cause to be done by virtue hereof.



        Witness the due execution hereof as of February 21, 2001.



 /S/ Robert Mehrabian                           Chairman, President and
-------------------------------------           Chief Executive Officer
Robert Mehrabian                                (Principal Executive Officer)
                                                and Director



 /S/ Robert J. Naglieri                         Senior Vice President and
-------------------------------------           Chief Financial Officer
Robert J. Naglieri                              (Principal Financial Officer)


 /S/ Dale S. Schnittjer                         Controller
-------------------------------------           (Principal Accounting Officer)
Dale A. Schnittjer


 /S/ Robert P. Bozzone                          Director
-------------------------------------
Robert P. Bozzone


 /S/ Paul S. Brentlinger                        Director
-------------------------------------
Paul S. Brentlinger


 /S/ Frank V. Cahouet                           Director
-------------------------------------
Frank V. Cahouet


 /S/ Diane C. Creel                             Director
-------------------------------------
Diane C. Creel


 /S/ C. Fred Fetterolf                          Director
-------------------------------------
C. Fred Fetterolf


 /S/ Charles J. Queenan, Jr.                    Director
-------------------------------------
Charles J. Queenan, Jr.


 /S/ Michael T. Smith                           Director
-------------------------------------
Michael T. Smith